UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2005

                         CATALINA MARKETING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


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           Delaware                                                                               33-0499007
(State or Other Jurisdiction of                           1-11008                              (I.R.S. Employer
        Incorporation)                            (Commission File Number)                   Identification Number)

200 Carillon Parkway, St. Petersburg, Florida                                                       33716-2325
  (Address of Principal Executive Offices)                                                          (Zip Code)
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       Registrant's Telephone Number, Including Area Code: (727) 579-5000

                                       N/A
          (Former name or former address, if change since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01. Regulation FD Disclosure.
Signatures



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Item 7.01. Regulation FD Disclosure.

      Catalina Marketing Corporation (the "Company") has signed an agreement with Walgreen Co. to install Catalina's Checkout Coupon(R) System, as that term is defined in the agreement, at the front checkout counters in the drug chain's approximately 4,700 stores in the United States. The system will deliver relevant manufacturer coupons and messages to Walgreens' customers at the point of sale. The Company anticipates that the installation of the Walgreen stores will be completed during fiscal year 2006.

      This agreement builds on the current relationship between Catalina and Walgreens. Catalina Health Resource signed an agreement with Walgreens in 1999. The Company's Catalina Health Resource division distributes PatientLink TM, a customized patient education newsletter, with each prescription dispensed in Walgreens' pharmacies.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant's behalf.

April 29, 2005                       CATALINA MARKETING CORPORATION
                                     ------------------------------
                                      (Registrant)

                                                 /s/ Robert D. Woltil
                                    --------------------------------------------
                                       Name: Robert D. Woltil
                                       Title: Interim Chief Financial Officer